Exhibit 10 - Consent


INDEPENDENT AUDITORS' CONSENT


MetLife Investors USA Separate Account A of
MetLife Investors USA Insurance Company:

We consent to (a) the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-79625 under the Securities Act of 1933 on Form N-4 and in this Amendment No. 141 to Registration Statement No. 811-3365 under the Investment Company Act of 1940 of our report dated February 5, 2001 regarding MetLife Investors USA Insurance Company (formerly Security First Life Insurance Company) and our report dated March 14, 2001 regarding MetLife Investors USA Separate Account A (formerly Security First Life Separate Account A) appearing in the financial statements, which are included in Part B, the Statement of Additional Information of such Registration Statement and (b) the reference to us under the heading "Independent Auditors" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Los Angeles, California
April 19, 2001